EXHIBIT 99

Term Sheets

DRAFT CMBS New Issue Collateral Term Sheet

Banc of America Commercial Mortgage Inc.

Commercial Mortgage Pass-Through Certificates
Series 2003-2

Bank of America, N.A.

Mortgage Loan Seller

Bank of America, N.A.

Master Servicer

Midland Loan Services, Inc.

Special Servicer

August 2003

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the Underwriter nor any of its affiliates has conducted any independent review of the information contained herein, and neither the Underwriter nor any of its affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Sole Lead Manager and Bookrunner

Banc of America Securities LLC

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Significant Mortgage Loans

1328 BROADWAY

Whole Loan Information

Original Principal Balance:	$135,000,000

First Payment Date:	November 1, 2003

Term/Amortization:	120/360 months

Interest Only Period:	12 months

Maturity Date:	October 1, 2013

Expected Maturity Balance:	$118,127,165

Borrowing Entity:	TBD

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 months Open: 3 months

Up-Front Reserves:

Tax Reserve:	Yes

Ongoing Monthly Reserve:

Tax Reserve:	Yes

Replacement Reserve:	Yes

Lockbox:	Hard

Financial Information

Whole Loan Balance*:	$135,000,000

Subordinate Component Balance*:	$41,500,000

Senior Component Balance*:	$93,500,000

Cut-off Date LTV:	46.8%(1)

Maturity Date LTV:	40.9%(1)

Underwriting DSCR**:	1.81x(1)
* As of the Cut-off Date. Subject to change.
**DSCR figures based on net cash flow unless otherwise noted.

Property Information

Property Type:	Office/Retail

Property Sub-Type:	CBD

Location:	New York, NY

Year Built/Renovated:	1909/2001

Net Rentable Square Feet:	356,984

Cut-off Balance per SF:	$262(1)

Occupancy as of 12/31/02:	98.0%

Ownership Interest:	Fee

Property Management:	RFR Realty LLC

U/W Net Cash Flow:	$12,597,864

Appraised Value:	$200,000,000

(1)	Based on Senior Component Balance.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the Underwriter nor any of its affiliates has conducted any independent review of the information contained herein, and neither the Underwriter nor any of its affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

				Gross	% Gross
	Tenant	% Total	Gross	Potential	Potential	Lease
	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants

Publicis Groupe, SA (Office)	119,536	33.5%	$39.77	$4,754,479	25.2%	8/1/2016

H&M (Retail)	71,371	20.0	$85.04	6,069,319	32.2	1/1/2016

Mercy College (Office)	55,000	15.4	$43.00	2,365,000	12.5	5/1/2020

Central Parking (Office)	29,610	8.3	$19.42	575,026	3.1	12/1/2007

Victoria’s Secret (Retail)	28,628	8.0	$143.88	4,118,970	21.8	1/1/2021

Totals	304,145	85.2%		$17,882,794	94.8%

Financial Information

Underwritten

Effective Gross Income	$18,561,984

Total Expenses	$5,112,475

Net Operating Income (NOI)	$13,449,509

Cash Flow (CF)	$12,597,864

DSCR on NOI(1)	1.93x

DSCR on CF(1)	1.81x

(1)	Based on Senior Component Balance.

Summary of Significant Tenants

•	Tenancy: The property is currently 98% occupied by 65 tenants, five of which occupy more than 85% of the total square footage. The top five tenants include: Publicis Groupe SA (33.5% of NRA), H&M (20.0%), Mercy College (15.4%), Central Parking (8.3%) and Victoria’s Secret’s New York City Flagship Store (8.0%). Victoria’s Secret has reported eight months of sales through June 2003 of $19,604,347, which on an annualized basis reflects annual sales of more than $1,025/sf and an occupancy cost of approximately 10.5%. H&M is not required to report sales figures to the Borrower.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the Underwriter nor any of its affiliates has conducted any independent review of the information contained herein, and neither the Underwriter nor any of its affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2003-2

Additional Information

•	1328 Broadway is a 356,984 square foot retail and office property located at the corner of Broadway and 34th Street, adjacent to Herald Square. The collateral is currently 98% occupied by 65 tenants, five of whom occupy more than 85% of the total square footage and contribute more than 94.5% of the net rental income. In 2000, RFR Holding LLC acquired a 10% managing interest in the property from the Goelet Family, a New York based family that has held an ownership interest in the property for more than 50 years. The Goelet Family still owns a 90% non-managing interest in the property. Since acquisition, the borrower has bought out multiple leases and spent substantial dollars in renovating and retenanting the property. Renovations totaling $35,000,000 included the replacement of all HVAC units, the upgrading of all elevators, new windows and façade repair. In addition to the capital dollars contributed by the borrower, the four largest tenants have contributed a reported $56,000,000 to their spaces including: H&M, $20.0 million; Victoria’s Secret, $15.0 million; Publicis Group SA, $15.0 million and Mercy College, $6.0 million. The collateral also includes an underground parking garage that is managed by Central Parking on a long-term contractual agreement.

•	Limited Rollover: 21% of the total square footage rolls during the proposed 10-year loan term. In addition, all of the lease terms for the four largest tenants extend beyond the loan’s maturity.

•	RFR, the managing member, is a privately held, Manhattan based, real estate investment, development and management company wholly owned by Aby Rosen and Michael Fuchs. The Rosen and Fuchs families, from Frankfurt, Germany, have been involved in real estate investment and development throughout Europe for the past 50 years. RFR established its operation in the United States in 1991 and through various affiliates presently controls approximately five million square feet of office and retail space plus approximately 2500 luxury residential apartments. While the office and retail portfolio grew primarily through acquisition and re-positioning of existing properties in prime New York City locations, the residential portfolio, comprised of luxury Manhattan apartments, has been established primarily through new construction. RFR operates full service, integrated, construction, property and asset management and leasing companies within its organization. This allows RFR to maintain a “hands-on” approach with active monitoring and control of all its holdings. The non-managing member of the Owner is the Goelet Family. The four members of the Goelet Family have had an ownership interest in 1328 Broadway for approximately 50 years when they inherited interest in the building from their father, Henry Goelet. In addition to the subject property, the Goelet Family has also held interests in land underlying 1155 Avenue of the Americas since that time.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the Underwriter nor any of its affiliates has conducted any independent review of the information contained herein, and neither the Underwriter nor any of its affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.